                                                           EXHIBIT 99.(h)(xviii)


                      Supplemental Terms and Conditions to
                          the Credit Agreement between
                         AMR Investment Services Trust,
                           American AAdvantage Funds,
                        American AAdvantage Mileage Funds
                                       and
                          AMR Investment Services, Inc.

         The attached amended Schedule I is hereby incorporated into the Credit Agreement dated December 1, 1999, as supplemented on July 31, 2000, December 28, 2000, and March 1, 2002 (the "Agreement"), between the AMR Investment Services Trust, American AAdvantage Funds, and American AAdvantage Mileage Funds (the "Trusts") and AMR Investment Services, Inc. (the "Manager"). To the extent that there is any conflict between the terms of the Agreement and these Supplemental Terms and Conditions ("Supplement"), this Supplement shall govern.


Dated: July 1, 2003




                                AMR INVESTMENT SERVICES TRUST
                                AMERICAN AADVANTAGE FUNDS
                                AMERICAN AADVANTAGE MILEAGE FUNDS
                                  For and on behalf of each Borrower listed on
                                  Schedule I hereto

                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------

                                AMR INVESTMENT SERVICES, INC.


                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------

                                                                      SCHEDULE I


                                    BORROWERS


Investment Company                       Portfolio or Fund
------------------                       -----------------
AMR INVESTMENT SERVICES TRUST
                                         International Equity Portfolio

AMERICAN AADVANTAGE FUNDS
                                         American AAdvantage Balanced Fund
                                         American AAdvantage Large Cap Value Fund
                                         American AAdvantage Small Cap Value Fund
                                         American AAdvantage International Equity Fund
                                         American AAdvantage Large Cap Growth Fund
                                         American AAdvantage Emerging Markets Fund
                                         American AAdvantage Small Cap Index Fund
                                         American AAdvantage International Equity Index Fund
                                         American AAdvantage High Yield Bond Fund
                                         American AAdvantage Enhanced Income Fund